LORD ABBETT AFFILIATED FUND, INC.
LORD ABBETT BOND-DEBENTURE FUND, INC.
LORD ABBETT INVESTMENT TRUST
        Balanced Series
        Lord Abbett Core Fixed Income Fund
        Lord Abbett High Yield Fund
Lord Abbett Limited Duration U.S. Government &
  Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government
  Sponsored Enterprises Fund
Lord Abbett Convertible Fund
LORD ABBETT MID-CAP VALUE FUND, INC.

LORD ABBETT RESEARCH FUND, INC.
        Lord Abbett Growth Opportunities Fund
        Large-Cap Series
        Small-Cap Value Series
        Lord Abbett America's Value Fund
LORD ABBETT SECURITIES TRUST
        Alpha Series
        Lord Abbett All Value Fund
        Lord Abbett International Opportunities Fund
        Lord Abbett Large-Cap Value Fund
        Lord Abbett Micro-Cap Growth Fund
        Lord Abbett Micro-Cap Value Fund


                    SUPPLEMENT DATED DECEMBER 1, 2003 TO THE
                      STATEMENTS OF ADDITIONAL INFORMATION
                                (CLASS Y SHARES)

The following information hereby amends the STATEMENT OF ADDITIONAL INFORMATION for the Funds, Portfolios, and/or Series of the above referenced investment companies. The following new sections are added after the fourth paragraph under the caption "PURCHASES, REDEMPTIONS AND PRICING":

WHO MAY INVEST? Class Y shares are  currently  available in connection  with:
(1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries feesfor services that include investment advisory or management services, provided that the Financial Intermediaries or
their  trading  agents have entered into special   arrangements  with  the
Fund  and/or  Lord  Abbett   Distributor  LLC specifically for such purchases;
(2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the  benefit  of the  employees  of any  company  with an account(s) in excess of $10 million  managed by Lord Abbett or its  sub-advisers on  a
private-advisory-account   basis;  or  (3)  purchases  by  institutional
investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for
(1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order. among others.